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                                                                EXHIBIT 10.35



                                                                EXECUTION COPY


            SEVENTH AMENDMENT made as of December 30, 1996 (the "Amendment") to FORBEARANCE AGREEMENT made as of June 7, 1996, as amended by the First Amendment thereto, dated as of June 28, 1996 (the "First Amendment"), the Second Amendment thereto, dated as of August 13, 1996 (the "Second Amendment"), the Third Amendment thereto, dated as of September 3, 1996 (the "Third Amendment"), the Fourth Amendment thereto, dated as of September 27, 1996 (the "Fourth Amendment"), the Fifth Amendment thereto, dated as of October 30, 1996 (the "Fifth Amendment") and the Sixth Amendment thereto, dated as of November 28, 1996 (the "Sixth Amendment") (as so amended and as amended through the date hereof, the "Forbearance Agreement") among SMITH TECHNOLOGY CORPORATION, BCM ENGINEERS INC., a Pennsylvania corporation, BCM ENGINEERS INC., an Alabama corporation, RIEDEL ENVIRONMENTAL SERVICES INC., each of the Lenders which are parties to the Loan Agreement, and THE CHASE MANHATTAN BANK, as Agent for the Lenders. Terms which are capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Forbearance Agreement.

            WHEREAS, pursuant to the Sixth Amendment, the Current Forbearance Period automatically terminates on December 31, 1996; and

            WHEREAS, the Borrowers have requested the Lenders to consider extending the Current Forbearance Period to January 14, 1997 and the Lenders have so agreed, on the terms and subject to the fulfillment of the conditions contained in this Agreement.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. EXTENSION OF CURRENT FORBEARANCE PERIOD. The Current Forbearance Period is hereby extended to January 14, 1997. Accordingly, the First Amendment is hereby modified by deleting the third sentence of Section 2 thereof and by substituting the following in lieu thereof:

            "However, for the period commencing on the date hereof and terminating on January 14, 1997 (the "Current Forbearance Period"), so long as none of the events described in the following clauses (a), (b) or (c) shall have occurred during the Current Forbearance Period, the Lenders shall not demand payment of the Liabilities, nor shall the Lenders otherwise seek to exercise any of their rights or remedies under the
            Loan Agreement, any of the Other Agreements or applicable law with respect to the Designated Default (and the Forbearance Agreement is hereby amended to so provide): (a) any Event of Default (other than the Designated
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        Default) shall have occurred or other event which, with the giving of notice or passage of time would constitute an Event of Default shall have arisen, (b) the Gould Award shall have been paid by any Borrower in whole or in part or shall have been entered as a judgment in any court of competent jurisdiction and the enforcement of such judgment shall not have been stayed or (c) any default by any Borrower in the performance of the terms of this Agreement shall have occurred."

Section 2. Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until each of the following conditions shall have been satisfied in the sole discretion of the Lenders or waived by the Lenders, for whose sole benefit such conditions exist:

                (a) The Agent and each of the Lenders shall have received a fully executed counterpart or original of this Amendment.

                (b) Upon the effectiveness of this Amendment, all representations and warranties set forth in the Loan Agreement shall be true and correct in all material respects on and as of the effective date hereof, except for (x) such inducing representations and warranties that were only required to be true and correct as of a prior date, (y) such representations and warranties as relate to the defaults described in clause (ii) hereof and
(z) such representations and warranties as relate to the occurrence of an event which has had or is reasonably likely to have a Material Adverse Effect, but only to the extent that such event constitutes the Gould Event, and no Default or Event of Default shall have occurred and be continuing, other than (i) the Designated Default and (ii) defaults under agreements made in the ordinary course of business between or among any of the Borrowers and Persons other than the Agent, the Lenders, or any Affiliate of the Borrowers, such as lease agreements, none of which agreements is material to the business of such Borrower and none of which defaults, singly or in the aggregate, has had or is reasonably likely to have, a Material Adverse Effect.

                (c) Except for the collectibility of the Referenced Account and the occurrence of the Gould Event,no event or development shall have occurred since the date of delivery to the Lenders of the Borrowers' most recent financial statements which event or development has had or is reasonably likely to have a Material Adverse Effect.

                (d) All corporate and legal proceedings and all documents and instruments executed or delivered in connection with this Amendment shall be satisfactory in form and substance satisfactory to the Lenders and their counsel, and the Lenders and their counsel shall have received all information and copies of all documents which the Lenders and their counsel may have requested in connection herewith and the matters contemplated hereunder, such documents, when requested by them, to be certified by appropriate corporate authorities.

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                (e)  The Lenders shall have received such further agreements, consents, instruments and documents as may be necessary or proper in the reasonable opinion of the Lenders, the Agent and their counsel to carry out the provisions and purposes of this Amendment.

SECTION 3.  GENERAL PROVISIONS.

                (a) Nothing contained in this Amendment shall be deemed to be a waiver of any Defaults or Events of Default, whether or not the Agent or any of the Lenders shall have any knowledge thereof, nor shall anything contained in this Amendment be deemed to be a waiver of any future Default or Event of Default whatsoever.

                (b) Except as herein expressly amended, the Forbearance Agreement, the First Amendment thereto, the Second Amendment thereto, the Third Amendment thereto, the Fourth Amendment thereto, the Fifth Amendment thereto, the Sixth Amendment thereto and the Loan Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                (c) All references in any document or agreement to the Forbearance Agreement shall mean the Forbearance Agreement as amended as of the effective date hereof.

                (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

                (e) The Third Amendment, Waiver and Consent dated as of May 15, 1996 is hereby modified by deleting the date "December 31, 1996" set forth in Section 7(a) thereof and by substituting in lieu thereof the date "January 14, 1997".

                (f) This Amendment shall be governed and controlled by the laws of the State of New York without reference to its choice of law principles.

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        IN WITNESS WHEREOF, each of the Borrowers, BCM-Alabama, the Lenders and the Agent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SMITH TECHNOLOGY CORPORATION                RIEDEL ENVIRONMENTAL SERVICES INC.
formerly known as Smith Environmental
Technologies Corporation

By: William T. Campbell                     By:  William T. Campbell
   ----------------------------------          ---------------------------------
   (Title) Vice President -- Finance           (Title) Vice President



BCM ENGINEERS INC.,                         THE CHASE MANHATTAN BANK, as a
a Pennsylvania corporation                  Lender and as Agent, formerly known
                                            as Chemical Bank

By: William T. Campbell                     By:
   ----------------------------------          ---------------------------------
   (Title) Vice President                      (Title)


BCM ENGINEERS, INC.,                        BTM CAPITAL CORPORATION, formerly
Alabama corporation                         known as BOT Financial Corporation

By: William T. Campbell                     By:
   ----------------------------------          ---------------------------------
   (Title) Vice President                      (Title)